UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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Horizon Pharma, Inc.

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Filed under Rule 14a-12

of the Securities Exchange Act of 1934

Filing by: Horizon Pharma, Inc.

Subject Company: Horizon Pharma, Inc.

SEC File No. of Horizon Pharma, Inc.: 001-35238

This Schedule 14A filing consists of a presentation that was used by Horizon Pharma, Inc. (“Horizon”) in investor meetings on May 22, 2014. Certain information contained in the presentation relating to Vidara Therapeutics International Ltd. (“Vidara”) and ACTIMMUNE® has been provided by Vidara.

Forward Looking Statements

The presentation contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of a business combination transaction between Horizon and Vidara and the timing and benefits thereof, Horizon’s and the combined company’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs and management structure, and other statements that are not historical facts. These forward-looking statements are based on Horizon’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Horizon’s ability to complete the transaction with Vidara on the proposed terms and schedule; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for Horizon, as well as the combined company, including uncertainty of the expected financial performance and results; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s shares could decline, as well as other risks related to Horizon’s business, including Horizon’s dependence on sales of DUEXIS and VIMOVO and its ability to increase sales of its DUEXIS, VIMOVO and RAYOS/LODOTRA products; competition, including potential generic competition; the ability of Horizon to protect its intellectual property and defend its patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2013. Horizon undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction with Vidara, Horizon and Vidara will be filing documents with the SEC, including the filing by Horizon of a preliminary and definitive proxy statement/prospectus relating to the proposed transaction and the filing by Vidara of a registration statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Horizon stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, VIDARA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon’s Investor Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Horizon and its directors and executive officers and Vidara and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Horizon is also included in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon as described above.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Horizon Pharma, Inc.

Filed under Rule 14a-12 of the Securities Exchange Act of 1934 Filing by: Horizon Pharma, Inc.

Subject Company: Horizon Pharma, Inc. SEC File No. of Horizon Pharma, Inc.: 001-35238

The following is a slide presentation relating to the proposed transactions described therein that was made available beginning on May 22, 2014.

May 2014 NASDAQ: HZNP

Forward-Looking Statements

This presentation contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of a business combination transaction between Horizon Pharma and Vidara Therapeutics and the timing and benefits thereof, Horizon Pharma’s and the combined company’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs and management structure, and other statements that are not historical facts. These forward-looking statements are based on Horizon Pharma’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Horizon Pharma’s ability to complete the transaction with Vidara on the proposed terms and schedule; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for Horizon Pharma, as well as the combined company, including uncertainty of the expected financial performance and results; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s shares could decline, as well as other risks related to Horizon Pharma’s business, including Horizon Pharma’s dependence on sales of DUEXIS and VIMOVO and its ability to increase sales of its DUEXIS, VIMOVO and RAYOS/LODOTRA products; competition, including potential generic competition; the ability of Horizon Pharma to protect its intellectual property and defend its patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon Pharma’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2013. Horizon Pharma undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.

Additional Information

In connection with the proposed transaction, Horizon Pharma and Vidara Therapeutics will be filing documents with the SEC, including the filing by Horizon Pharma of a preliminary and definitive proxy statement/prospectus relating to the proposed transaction and the filing by Vidara Therapeutics of a registration statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Horizon Pharma stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-

4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN

IMPORTANT INFORMATION ABOUT HORIZON PHARMA, Vidara THERAPEUTICS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon Pharma’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon Pharma’s Investor Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon Pharma’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Horizon Pharma and its directors and executive officers and Vidara Therapeutics and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon Pharma in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Horizon Pharma is also included in Horizon Pharma’s Annual Report on Form

10-K for the year ended December 31, 2013,which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon Pharma as described above.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

For full prescribing information refer to product websites.

Note Regarding Use of Non-GAAP Financial Measures

Horizon Pharma provides non-GAAP net income (loss) and net income (loss) per share financial measures that include adjustments to GAAP figures. These adjustments to GAAP exclude non-cash items such as stock compensation and depreciation and amortization, non-cash interest expense, and other non-cash charges. Certain one-time or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred. EBITDA, or earnings before interest, taxes, depreciation and amortization, is also used and provided by Horizon Pharma as a non-GAAP financial measure. Horizon Pharma believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon Pharma’s financial performance. The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of operational results and trends. In addition, these non-GAAP financial measures are among the indicators Horizon Pharma’s management uses for planning and forecasting purposes and measuring Horizon Pharma’s performance. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by Horizon Pharma may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies.

Horizon Pharma Overview

Profitable(1), spec pharma company with differentiated growth prospects

Analytics-driven commercial model with a track record of driving organic growth

Four U.S. marketed products targeting unmet therapeutic needs in arthritis and orphan diseases(2)

VIMOVO® (naproxen/esomeprazole) – FDA approved for treating signs and symptoms of RA, OA, Ankylosing Spondylitis and to decrease the risk of developing upper GI ulcers

DUEXIS® (ibuprofen/famotidine) – FDA approved for treating signs and symptoms of RA and OA and to decrease the risk of developing upper GI ulcers

ACTIMMUNE® (interferon gamma 1b) – FDA approved recombinant biologic for chronic granulomatous disease (CGD) and severe, malignant osteopetrosis (SMO)(2)

RAYOS® (prednisone) delayed-release tablets(3) – FDA approved for RA & multiple additional indications

Efficient corporate platform facilitating an aggressive business development strategy via product/company acquisitions(2)

(1) On a non-GAAP basis

(2) Pending the closing of the acquisition of Vidara Therapeutics International Ltd. Which is expected this summer

(3) RAYOS is known as LODOTRA outside the United States

Accelerating Financial Performance

$300.0 $275.0

Net Sales Adjusted EBITDA ~497% Year-over-Year

$250.0 Net Sales Growth

$200.0

$150.0

$100.0 $85.0 ($ in millions) $74.0

$51.9 in $50.0

( $

$18.8

$6.9 $8.7 $11.0

$(50.0) $(33.5) $(16.6) $(46.8)

$(100.0) $(73.3)

$(150.0) 2011 2012 2013 2014E(1) Q1:13 Q1:14

(1) Midpoint of 2014 guidance for net sales of $270 - $280 million and EBITDA of $80 - $90 million which includes ACTIMMUNE results for the period of August through December 2014; excludes transaction related expenses

Differentiated Business Model

Organic Growth

B2B sales force made up of 250 primary care reps and 40 rheumatology reps

Sophisticated, analytics-based commercial model

Optimize value based on understanding of the market and managed care

Do what is best for the patient by minimizing out of pocket costs

Proven execution capabilities based on VIMOVO and DUEXIS commercial success

M&A

Build a leading global specialty pharmaceutical company

Disciplined, yet aggressive M&A strategy

Focus on proprietary products marketed in the U.S. with clinical differentiation and significant upside within our commercial model

Leverage existing sales force or diversify business outside of arthritis and orphan diseases

Proven Leadership Team

Extensive Commercial, Orphan, and Development Experience

Tim Walbert
Chairman, President & CEO

President & CEO, IDM Pharma
(Orphan/Osteosarcoma; sold to Takeda)

Board Member
Raptor (orphan); XOMA (orphan) Egalet (opioid); BIO

VP/GM, Abbott Immunology
Led global development & launch of *HUMIRA* ($10+B in sales)

Wyeth, Searle, Merck and Abbott
Marketed 12 NSAIDs, including Celebrex, VIOXX, Arthrotec, Mobic, Daypro, Brufen

Bob De Vaere
EVP, Chief Financial Officer
IDM Pharma, Nexa Therapeutics, Epimmune, Vista Medical

Jeff Sherman, M.D.
EVP, Chief Medical Officer
BMS, Searle, Takeda, IDM Pharma

Todd Smith
EVP, Chief Commercial Officer
Agouron, Achillion, Abbott, Bayer, Fenwal

Ben Bove
SVP, Marketing & Analytics
Galt & Company, Abbott, Fenwal

Jeff Kent, M.D.
SVP, Medical Affairs
Searle (Celebrex/Bextra), Abbott (HUMIRA)

Bob Carey
EVP, Chief Business Officer
JMP, Dresdner Kleinwort Wasserstein, Vector Securities


DUEXIS

CELEBREX
VIOXX
HUMIRA
ARTHROTEC
mobic
Daypro®



8

Sales and Marketing Model

1) Differentiated 2) Optimize Value Commercial Model

Rep profile, optimized Optimize value based on targeting, selling model, IC detailed understanding of market and managed care dynamics

Leading-Edge, dge, Value-Based

3) Optimize Paper-to- Analytics 4) Minimize Patient Out Fill Process of Pocket Costs

Use PME and other partners Ensure widespread access to to “close the sale” in the generous co-pay program HCP office (e.g., 96% of patients get DUEXIS for $20 or less)

DUEXIS Number of Unique Prescribers and Adopters Continues to Accelerate

Unique Prescribers +16% Over Last 3 Months and Unique Adopters (>5 Rx/week) +30% Over Last 3 Months*

0 5,000 10,000 15,000 20,000 25,000

9-Dec 30-Dec 20-Jan 10-Feb 2-Mar 23-Mar 13-Apr 4-May 25-May 15-Jun 2012 6-Jul Number 27-Jul 17-Aug

7-Sep of 28-Sep increase 19-Oct 9-Nov 30-Nov 21-Dec over 11-Jan 1-Feb Unique 22-Feb last 15-Mar 3 5-Apr 26-Apr

17-May

7-Jun 2013 28-Jun

19-Jul months Writers

9-Aug

30-Aug (1)

20-Sep

11-Oct

1-Nov

22-Nov

13-Dec

0 500 1,000 1,500 2,000 2,500

9-Dec

30-Dec

20-Jan

10-Feb

2-Mar

23-Mar

13-Apr

4-May

25-May Number

15-Jun 30%

2012 6-Jul of

27-Jul

17-Aug

7-Sep

28-Sep

19-Oct

9-Nov increase

30-Nov

21-Dec Unique

11-Jan

1-Feb over

22-Feb

15-Mar

5-Apr last

26-Apr 3

17-May

7-Jun

28-Jun Adopters

2013 19-Jul

9-Aug

30-Aug months (5+

20-Sep

11-Oct

1-Nov

22-Nov

13-Dec TRx)

2012 2013 2012 2013

(1)

Added 200+ new writers every week for last 16 months*

(1) Source: Healthcare Analytics (SHA) Prescriber Level Data

Prescriptions-Made-Easy™ (PME) Specialty Pharmacy Program Driving Prescriptions

~35% of DUEXIS Prescriptions Through PME at end April 2014

0 200 400 600 800 1,000 1,200

1 10 7- -Aug Aug 2 31 4- -Aug Aug

17 4- -Sep Sep 2 21 8- -Sep Sep

15 2- -Oct Oct

2013 1 26 9- -Oct Oct Rx 9 2- -Nov Nov 2 13 6- -Nov Nov

30 7--Nov Dec 1 24 1- -Dec Dec

28 4--Dec Jan Filled 1 11 8- -Jan Jan 21 5--Feb Jan

18 5- -Feb Feb 2014 21 2--Mar Feb

15 8- -Mar Mar 2 29 2- -Mar Mar

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

Average 67% Fill National

Rate

(1)

PME 88%

1.00 1.10 1.20 1.30 1.40 1.50 1.60 1.70 1.80 1.90

1.44 (Q1

Average Refill

2014)

(2) Rate

PME . 1

78

(1) National Average fill rate calculated by subtracting IMS Monthly Claims national average rejections and reversals from total patients that had a claim adjudicated (1 – rejections –reversals) and Pharmacy Pilot fill rate based on total patients contacted by the pharmacy that provide insurance information and fill their prescription (total patients that fill Rx / total patients that are contacted and have insurance information) (2) National Average refill rate based on IMS NPA Monthly

Port folio of Marketed Products

Primary Care Brands Specialty Brands

(1)

U . S.

.

Ex-U.S.

12 (1) Pending the closing of the acquisition of Vidara Therapeutics International Ltd. Which is expected this summer

VIMOVO & DUEXIS
Addressing an Unmet Medical Need

NSAID-INDUCED GI TOXICITY

- GI intolerance incidence: up to 50%[1]
- Endoscopic ulcers incidence: 15-46%[2]
- Leads to 107k hospitalizations and 16.5k deaths per year[3]

POOR PHYSICIAN AND PATIENT COMPLIANCE

- 76% of MDs do not prescribe concomitant GI therapy[4]
- 37% of patients non-compliant; increased to 61% by the 3rd prescription[5]

Novel formulations of two of the most prescribed NSAIDs combined with a GI protectant in a single pill

Vimovo® (naproxen/esomeprazole magnesium) 375/20-500/20 mg delayed-release tablets

VIMOVO		DUEXIS
Naproxen	**NSAID**	*Ibuprofen*
Esomeprazole magnesium (PPI)	**GI Protectant**	*Famotidine (H_2 antagonist)*
BID	**Dosing**	*TID*


DUEXIS

(1) Singh and Rosen Ramey. *J Rheumatol.* 1998;51(suppl):8–16.
(2) Geis et al. *J Rheumatol.* 1996;18:11–14
(3) M.Wolfe, et.al.; Gastrointestinal Toxicity of Nonsteroidal Anti-inflammatory Drugs; NEJM; vol. 340; no. 24; June 1999.
(4) BMC Musculoskeletal Disorders 2006, 7:79
(5) Sturkenboom, et.al.; Aliment Pharmacol Ther 2003; 18:1137-1147

13

COX-2 Fallout Created a Large Market Void

60,000 U.S. TRx – COX-2 Inhibitors

COX-2 CV 50,000 5,066 concerns led to

nds) 10,007 over

12,458 $3 billion thousa 40,000 in lost sales in (in 21,628 the U.S. alone tions 19,407

Prescrip 30,000 13,566 Total 20,000 ..

. S U

1,713 25,393 10,000 22,859 23,291

Bextra

13,679 13,508 13,215 12,619 Vioxx Celebrex

0

2002 2003 2004 2005 2006 2007 2008

14 Source: IMS Health, National Prescription Audit, Total RXs, 2002 - 2008

Fueling Demand for Traditional NSAIDs

Greater than 55 Million Annual Ibuprofen & Naproxen Prescriptions

38 million

40,000

thousands) 35,000 Ibuprofen 30,000

(in

Meloxicam

Prescriptions 25,000 17 million

20,000

Naproxen NSAID 15,000 Total 10,000 Celebrex

. . S

U 5,000

0

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Wolters Kluwer PHAST Audit, National Level Retail and Institutional, Source Healthcare Analytics is a source of data only and does not endorse the views, opinions and/or findings expressed or otherwise published by Horizon.

Significant Market Opportunity for both VIMOVO and DUEXIS with Minimal Overlap

Minimal Overlap with

Underlying Market Potential Existing Targets Product Positioning

The market potential for ibuprofen and …leading to limited overlap in existing …VIMOVO and DUEXIS are naproxen underlying NSAID is large, writers of VIMOVO and DUEXIS… highly synergistic and meet different segmented, and largely untapped… patient needs

Weekly New Rx (k) There is only ~30% TRx overlap of VIMOVO as the “Smarter Naproxen” 600 VIMOVO and DUEXIS prescribers(1)

Focus on HCPs that need an NSAID, but are also concerned with

500 protection (gold-standard protection, etc.) 400 Focus on underlying Naproxen prescribers

VIMOVO DUEXIS

300

Prescribers Prescribers DUEXIS as the “Smarter Ibuprofen”

Focus on HCPs that need best-in-

200 class pain relief and protection

(rapid onset, gold standard efficacy, 100 etc.)

0 Focus on underlying Ibuprofen prescribers

Generic DUEXIS Generic VIMOVO Ibuprofen Naproxen

(1) Source: Healthcare Analytics (SHA) Prescriber Level Data from June 2013 – August 2013

(naproxen/esomeprazole magnesium) Delayed-Release Tablets 375/20 and 500/20 mg

Indicated for the relief of signs and symptoms of osteoarthritis, rheumatoid arthritis, and ankylosing spondylitis and to decrease the risk of developing gastric ulcers in patients at risk of developing NSAID-associated gastric ulcers

VIMOVO

Acquired November 18, 2013 from AstraZeneca for $35M one-time payment

Key Transaction Highlights Historical Net Sales

$40.0

Synergistic product acquisition $35.0

$34.0 $30.0

Leverages commercial infrastructure

$25.0 $25.0

Focus on commercial payors ($ in millions)

$20.0 in $20.0 $

Ability to maximize value (via price) to

$15.0

HZNP and patient (lower co-pay) allows for potential rapid acceleration of $10.0 VIMOVO revenues $5.0

$-

(1) (1)

2012 2013 Q1:14

(1) AstraZeneca Annual Reports

VIMOVO Off to Strong Start in 2014

250 Primary Care Reps + 40 Specialty Reps Selling VIMOVO

HZNP – Full Launch of VIMOVO on February 3, 2014

LARGE MARKET OPPORTUNITY

- Large NSAID market *(>100M TRx/year)*
- Naproxen NSAID in U.S. with *over 16M TRx/year*
- Peak annual VIMOVO demand of *~600k* scripts and run rate of *~300k* scripts at YE13

MANAGED CARE

- Branded NSAIDs in Tier 3 position
- VIMOVO priced at monthly WAC of *$799*, WAC/TRx of *~$820*
- *88% of claims approved*
- *$0 target co-pay*

COMMERCIAL EXECUTION

- April 2014 NRx *+1%* vs. March 2014
- April 2014 TRx *+1%* vs. March 2014
- March 2014 TRx dollars of *~$20.5M*
- April 2014 TRx dollars of *~$20.8M*

Source: IMS NPA Monthly data; IMS Claims data - Commercial Only

19

HORIZON

For the relief of signs and symptoms of rheumatoid arthritis and osteoarthritis and to decrease the risk of developing upper gastrointestinal ulcers in patients who are taking ibuprofen for those indications

DUEXIS Overview

250 Sales Reps Promoting to Primary Care and ORS

LARGE MARKET OPPORTUNITY

- Large NSAID market *(>100M TRx/year)*
- Ibuprofen leading NSAID in U.S. with *over 33M TRx/year*

MANAGED CARE

- Branded NSAIDs in Tier 3 position
- Monthly WAC of *$799*, average WAC/Rx of *~$700*
- *84%* of claims approved
- *$0 target co-pay*

COMMERCIAL EXECUTION

- April 2014 TRx *+3.0%* vs. March 2014
- April 2014 NRx *+1.9%* vs. March 2014
- March TRx dollars of *~$13.4M*
- April TRx dollars of *~$14.0M*

Source: IMS NPA Monthly data; IMS Claims data - Commercial Only

21

DUEXIS Performance

0 5,000 10,000 15,000 20,000 25,000

Jan 12 Feb 12

Mar 12 Sales Apr 12

May 12 Expansion Force

Jun 12 NRx TRx Jul 12 Aug 12 Sep 12 to Oct 12 $ from

Price Increase

Nov 12 502 $ TRx Dec 12 198

DUEXIS

Jan 13

WAC Increase

Feb 13 WAC

Mar 13 and Apr 13 to

$ from

May 13 Price

$

Jun 13 677

502 NRx

Jul 13

Aug 13 WAC Increase Monthly

Sep 13 WAC Oct 13 to Nov 13 from

$ Price

Dec 13 $ Jan 14 799

677

Feb 14

Mar 14 WAC Increase

Apr 14 WAC

DUEXIS Quarterly Net Sales Growth ($M)

$35 $23.1 $30

(2)

$25 $21.5 $20

$13.9

$15 $9.5

$10 (1) $4.9

$5.7

$5 $2.4

$0.9 $1.4 $0

Q1:12 Q2:12 Q3:12 Q4:12 Q1:13 Q2:13 Q3:13 Q4:13 Q1:14

Source: IMS NPA Monthly

(1) Includes one-time amount of $1.4M due to change in timing of revenue recognition. (2) Includes one time reversal of managed care rebate in the amount of $2.4M

(Interferon gamma-1b) Injection

For reduction of the frequency and severity of serious infections associated with Chronic Granulomatous Disease and for delaying time to disease progression in patients with severe, malignant osteopetrosis

Vidara Therapeutics Acquisition Overview

Announced on March 19, 2014 the acquisition of Vidara Therapeutics International Ltd. for 31.35 million shares of Horizon stock, $200 million in cash and plan to become Horizon Pharma plc

ACTIMMUNE

Recombinant biologic approved in two ultra orphan indications, CGD and SMO

Realized $58.9 million in net revenues in 2013

Commercial rights in U.S., Canada, Japan and certain LA, Asian and other ROW territories

Two U.S. patents extending to 2022; perpetual Genentech know-how license

Potential for label expansion, including Friedreich’s ataxia and eczema herpeticum

Total headcount of 24, including 6 sales reps with biologic and orphan experience

Corporate structure

Irish headquarters: Dublin

Bermuda headquarters: Hamilton (IP & BLA)

ACTIMMUNE Market

Primary immune deficiency in which phagocytes fail to produce superoxide, leading to an inability to kill harmful microorganisms such as bacteria and fungi

Vulnerable to severe recurrent bacterial and/or fungal infections often require hospitalization and special treatment CGD

Triple prophylactic therapy is the standard of care: ACTIMMUNE + antibiotic + antifungal

Generally diagnosed before age five with a median life expectancy of 20-25 years

Estimated U.S. prevalence: 900-1,600 patients

Severe autosomal recessive form of osteopetrosis, a congenital disorder of bone resorption by osteoclasts resulting in impaired bone remodeling

Usually presents in the first year of life, often within the first three months SMO Estimated U.S. prevalence: 85-215 patients

ACTIMMUNE delays time to disease progression and benefits patients by increasing red blood cell production and bone resorption

(prednisone)

Delayed-Release Tablets

Indicated as an anti-inflammatory or immunosuppressive agent for certain allergic, dermatologic, gastrointestinal, hematologic, ophthalmologic, nervous system, renal, respiratory, rheumatologic, specific infectious diseases or conditions and organ transplantation

Note: RAYOS is known as LODOTRA outside the United States

RAYOS Commercial Overview

Q1 2014 TRx +3.5% vs. Q4 2013

HIGH UNMET NEED IN RA & PMR

- **1.8M RA Patients, majority suffer from morning symptoms**
- **1.1M PMR Patients, majority suffer from morning symptoms**
- **~10M annual TRx**
- **~3M annual prednisone Rx's**

MANAGED CARE OVERVIEW

- **Majority Tier 3 position**
- **RAYOS priced at *$933 WAC per 30-count bottle, WAC per Rx of $1,610***
- ***88%* of claims approved**
- **$0 target co-pay**

COMMERCIAL UPDATE

- **40 Rheum Specialists calling on 3,000+ rheumatologists**
- **Q1 2014 TRx +3.5% vs. Q4 2013**
- **April 2014 TRx -1% vs. March 2014**
- **April 2014 TRx dollars of $1.7M, +1% vs. March 2014**

Source: IMS NPA Monthly data; IMS Claims data - Commercial Only
Note: RAYOS is known as LODOTRA outside the United States

27

Intellectual Property’s invalidity challenge ANDA approved by FDA; Court order mediation is in process (no trial date set)

ACTIMMUNE

Two U.S. patents extending to 2022; perpetual Genentech know-how license

RAYOS

5 issued U.S. patents with protection to at least 2024

Horizon responded to a PIV Patent Certification received from Watson on July 15, 2013 by filing a patent infringement lawsuit against Watson on Aug. 27, 2013 in New Jersey – no trial date set

DUEXIS

6 issued U.S. patents

Settled Par Pharmaceutical PIV litigation by granting a non-exclusive right to market a generic product beginning January 1, 2023, or earlier under certain circumstances

VIMOVO

8 issued U.S. patents with protection to at least 2022

Five generic companies have filed ANDA PIV against VIMOVO

Dr. Reddy

Business Development Strategy

Leverage Core U.S. products/companies with on-market assets

Leverage 250 person primary care sales force

Commercial Strengths

Leverage specialty (40 person rheum sales force) or orphan capabilities

Important Unmet Need Pursue opportunities with differentiated clinical benefits

Adjacencies to Current Differentiated and/or underappreciated assets with targeted approach Capabilities regardless of therapeutic area

Pursue opportunities with near term accretion

Maximize Shareholder

Attractive financial returns Value Creation Meaningful exclusivity

Q1 2014 and Full Year 2013 Results

Net Sales by Product

Q1 2014 % Change from Full Year 2013 % Change from Q1 2013 Full Year 2012

DUEXIS $13.9 184% $59.0 473%

(1) (1)

VIMOVO $34.0 NM $1.0 NM

(1)

RAYOS $3.3 1,000% $5.8 NM

(1)

LODOTRA $0.7 (80%) $8.2 NM(1)

Total Net Sales $51.9 497% $74.0 293%

Adjusted Q1:14 non-GAAP net income was $11.0 million, or $0.16 non-GAAP basic earnings per share and $0.13 non-GAAP diluted earnings per share

(1) Not meaningful

Financial Highlights

Pro Forma for

(in millions) As of 3/31/14

Vidara Acquisition

Balance Sheet

Cash $103.4 n/a

Debt $150.0(1) $400.0(2)

Capitalization(3)

Basic Shares Outstanding 71.4 102.8

Fully Diluted Shares Outstanding(4) 90.4 121.8

(1) Gross amount of 5% convertible notes outstanding, excluding debt discount

(2) Assumes takedown of $250 million bridge loan commitment funding from Deerfield Management Company, L.P.

(3) Includes all issued and outstanding securities, vested and unissued RSUs and contingent stock options. Pro Forma column includes 31,350,000 shares issued to Vidara shareholders upon closing and assumes no existing warrants, options or RSUs are exercised between 3/31/14 and closing.

(4) Excludes shares issuable upon conversion of $150 million convertible note.

Appendix

Horizon Pharma History

Founded in Palo

Alto, CA DUEXIS

RAYOS

1 Employee U.S. Launch

U.S. Launch

RAYOS VIMOVO

DUEXIS U.S. HZNP

U.S. Approval Approval U.S. Launch Relocates

4-2011 7-2012 to IL

2005 2008 2010 2011 2012 2013 2014

T. Walbert joins as CEO

$50M IPO (NASDAQ: HZNP)

$86M Equity Raise

Vidara Acquisition & $250M Loan

Acquisition of private, $111M Raised: Acquisition of Switzerland-based $60M in Debt and VIMOVO Nitec Pharma (RAYOS) $51M in Equity $150M Convert

VIMOVO: Significant Reduction in Gastric Ulcers

Cumulative observed incidence of Gastric Ulcers

Study 301 Study 302

30

(%) * 24.3*

23.1

25

Ulcers 20 Gastric 15

of 10 7.1

4.1

5

Incidence 0

VIMOVO EC VIMOVO EC Naproxen Naproxen

*P<0.001 Ec Naproxen vs. VIMOVO

Source: VIMOVO Approved Package Insert, October 2012

VIMOVO: Gastric Protection with or without Low Dose Aspirin (LDA)

Pooled Cumulative incidence of Gastric Ulcer with or without LDA

LDA Users LDA Non-Users

DUEXIS Met Primary Endpoints in Phase 3 Trials

~50 % Reduction in Gastric or Upper GI Ulcers

REDUCE-1, Patients with REDUCE-2, Patients with Endoscopic Gastric Ulcer (%) Endoscopic Upper GI Ulcer (%)

20.0%

17.6%

10.5%

8.7%

N=447 N=216 N=380 N=190

DUEXIS Ibuprofen DUEXIS Ibuprofen TID 800 mg TID TID 800 mg TID p-value = 0.0004 p-value = 0.002

Statistically significant less dyspepsia vs. ibuprofen

5% vs. 8% (p-value = 0.009)

All other treatment-emergent GI adverse events were similar

Source: DUEXIS Approved Package Insert, April 2011

RAYOS Synchronizes Pharmaceutical Delivery with Therapeutic Need

STANDARD PREDNISONE

- Current regimen too late
- Morning administration does not mediate nocturnal cytokine peak

LODOTRA

- Optimal nocturnal release regimen
- Convenient bedtime dosing
- Reduces morning stiffness and pain



High
RELEASE
Inflammatory cytokine levels and pain and stiffness scores
Cytokine release
Pain & Stiffness
10pm
2am
6am
10am



High
RELEASE
Inflammatory cytokine levels and pain and stiffness scores
Cytokine release
↓ Pain & Stiffness
10pm
2am
6am
10am
DOSING

Notes: Illustrative only
RAYOS is known as LODOTRA outside the United States

37

RAYOS Delivers Superior to Immediate-Release Prednisone in Reducing Morning Stiffness

CAPRA-1 (Pivotal EU Phase 3 Study)

Relative change from baseline in duration of morning stiffness for the safety set of the open phase

20

10 IR PREDNISONE GROUP SWITCHED TO LODOTRA 0

Mean Immediate Release Prednisone Group stiffness -10 -20 p-value = 0.045 Mean LODOTRA Group morning -30 SEM in -40%) ( change -50 -60

DOUBLE BLIND

-70 OPEN LABEL PHASE

Relative PHASE -80

0 1 2 3 4 5 6 7 8 9 10 11 12 13 Study Month

23% mean relative reduction in morning stiffness after 3 months

Sustained reduction of morning stiffness (~50% reduction)

Reduction in IL-6 levels (~30% after 3 months, ~40% after 12 months)

Source: The Lancet, 2008 (371:205-14)

Note: RAYOS is known as LODOTRA outside the United States

RAYOS: Significantly Improved ACR 20/50 Response

CAPRA-2: Pivotal U.S. Phase 3 Study

% of Patients with Improvement

48.5%

Diff.

(1.7X)

28.6%

LODOTRA

22.7% Placebo

Diff.

(2.5X)

Diff.

(2.8X)

9.2%

7.0% 2.5%

ACR 20 ACR 50 ACR 70

p-value = 0.0002 p-value = 0.0027 p-value = 0.0955

Strong, Significant Improvement in ACR 20 and ACR 50

350 Patients Randomized 2:1

DMARD Use (MTX) Included in Trial

Safety Comparable to Placebo

Source: Arthritis Rheum 2010 (62 suppl 10:392)

Note: RAYOS is known as LODOTRA outside the United States

Adjusted Financials Reconciliation

($ in thousands) Fiscal Year Ended December 31, Three Months Ended March 31, 2011 2012 2013 2013 2014

GAAP Net Loss $ (113,265) $ (87,794) $ (149,005) $ (22,171) $ (206,250)

Loss on derivative revaluation - - 69,300 - 204,030 Intangible impairment charge 69,621 - - - -Depreciation and intangible amortization expense 4,199 5,538 9,310 1,922 5,403 Interest expense, net 6,284 14,525 39,178 3,603 4,207 Other expense, net - 56 - - 667 Foreign exchange loss (gain) 1,023 (489) (1,206) 905 38 Benefit for income taxes (14,683) (5,171) (1,121) (881) (1,105)

Non-GAAP Adjustments 66,444 14,459 115,461 5,549 213,240

EBITDA $ (46,821) $ (73,335) $ (33,544) $ (16,622) $ 6,990 Adjustments for Vidara acquisition costs - - - - 4,049 Total Non-GAAP Adjustments 66,444 14,459 115,461 5,549 217,289

Adjusted EBITDA $ (46,821) $ (73,335) $ (33,544) $ (16,622) $ 11,039

Adjusted Financials Reconciliation (continued)

Three Months Ended

($ in thousands) March 31,

2014

GAAP Net Loss $ (206,250)

Loss on derivative revaluation 204,030 Intangible amortization expense (net of tax effect) 4,680 Stock based compensation 1,927 Amortization of debt discount and deferred financing costs 2,333 Depreciation expense 376 Amortization of deferred revenue (161)

Non-GAAP Adjustments 213,185

Non-GAAP Net Income (Loss) $ 6,935

Adjustments for Vidara acquisition costs 4,049

Total Non-GAAP Adjustments 217,234

Adjusted Non-GAAP Net Income (Loss) $ 10,984

GAAP Net Loss per common share - basic $ (3.07)

Non-GAAP Adjustments 3.23

Adjusted Non-GAAP Basic Earnings (Loss) per Share $ 0.16

Dilutive earnings per share effect of common stock equivalents (0.03)

Adjusted Non-GAAP Net Income (Loss) per Common Share - Diluted $ 0.13

Horizon Pharma, Inc.

Filed under Rule 14a-12 of the Securities Exchange Act of 1934 Filing by: Horizon Pharma, Inc.

Subject Company: Horizon Pharma, Inc. SEC File No. of Horizon Pharma, Inc.: 001-35238

The following is a slide presentation relating to the proposed transactions described therein that was made available beginning on May 22, 2014.

May 2014 NASDAQ: HZNP